Exhibit 10.24(b)

Supplemental Agreement No. 2

to

Purchase Agreement No. 2211

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-200ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of October 31, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2211 dated November 16, 1998, (the Purchase Agreement) relating to Boeing Model 767-200ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer wish to amend the Purchase Agreement to reflect the finalized configuration of the Aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to reflect an [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

  Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

2. Tables:

Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", attached hereto, to reflect a change to the optional features price related to the incorporation of a new Exhibit A.

3. Exhibits:

Remove and replace, in its entirety, Exhibit A with the revised

Exhibit A (attached hereto) to reflect the final configuration of the Aircraft.

4. Supplemental Exhibits:

Remove and replace, in its entirety, Supplemental Exhibit CS1 with the revised Supplemental Exhibit CS1 (attached hereto) to reflect an [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Letter Agreements:

Remove and replace, in its entirety, Letter Agreement 2211-01R1, "Option Aircraft" with new Letter Agreement 2211-01R2, "Option Aircraft" attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ J. A. McGarvey   By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 2

EXHIBIT

A. Aircraft Configuration SA No. 2

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables SA No. 2

EE1. Engine Escalation/Engine Warranty

and Patent Indemnity

SLP1. Service Life Policy Components

LETTER AGREEMENTS Revised By:

2211-01R2 Option Aircraft SA No. 2

2211-02 Demonstration Flights

2211-03 Spares Initial Provisioning

2211-04 Flight Crew Training Spares

Parts Support

2211-05 Escalation Sharing

6-1162-JMG-184 Installation of Cabin Systems Equipment SA No. 1

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1162-JMG-0089 Performance Guarantees

6-1162-JMG-0090 Promotion Support

6-1162-JMG-0092R1 Special Matters SA No. 1

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 July 2, 1999

Supplemental Agreement No. 2 October 31, 2000

Table 1 to

Purchase Agreement No. 2211

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 767-200ER 395,000

Engine Model: CF6-80C2B4F

Airframe Basic Price: [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE

Optional Features: SECURITIES AND EXCHANGE COMMIS-

SION PURSUANT TO A REQUEST FOR

Sub-Total of Airframe CONFIDENTIAL TREATMENT]

and Features:

Engine Price (Per Aircraft):

Aircraft Basic Price

(Excluding BFE/SPE):

Seller Purchased Equipment

(SPE) Estimate:

Detail Specification: D019T001 (6/6/1997)

Price Base Year: Jul-97

Airframe Escalation Data:

Base Year Index (ECI): [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE

Basic Year Index (ICI): SECURITIES AND EXCHANGE COMMIS-

SION PURSUANT TO A REQUEST FOR

Engine Escalation Data: CONFIDENTIAL TREATMENT]

Base Year Index (CPI):

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A to Purchase Agreement Number 2211

AIRCRAFT CONFIGURATION

Dated October 31, 2000

relating to

BOEING MODEL 767-224ER AIRCRAFT

The Detail Specification is Boeing Detail Specification D019T001CAL62E1 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019T001, revision A, dated June 6, 1997 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019TCR1CAL62E-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit CS1 to Purchase Agreement Number 2211

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 767-224ER AIRCRAFT

Customer and Boeing will conduct planning conferences approximately 12 months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

    Maintenance Training Differences Course covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students.

    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.4 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2. Flight Training.

    Boeing will provide, if required, one classroom course to acquaint up to 8 students (four flight crews) with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2 Training materials will be provided to each student [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Planning Assistance.

3.1 Maintenance and Ground Operations.

Upon request, Boeing will visit Customer's main base to evaluate aircraft maintenance facilities, develop recommendations and assist in maintenance planning.

    Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC)

4. Technical Data and Documents.

The following list contains the documents Customer will receive to support the introduction and operation of the Aircraft. Customer and Boeing will conduct a planning conference approximately 12 months before the first delivery of the Aircraft to mutually determine the proper format (e.g. digital or hard copy) and quantity of Materials to be furnished to Customer.

4.1 Flight Operations.

Aircraft Rescue and Firefighting Document

Airplane Characteristics for Airport Planning Document

Airplane Flight Manual

Dispatch Deviation Procedures Guide

ETOPS Guide Vol. III

Fault Reporting Manual

Flight Attendant Manual

Flight Crew Training Manual

FMC Supplemental Data Document

Fuel Measuring Stick Calibration Document

Jet Transport Performance Methods

Operational Performance Software

Operations Manual

Performance Engineer's Manual

Planning and Performance Manual

Quick Reference Handbook

Weight and Balance Manual

4.2 Maintenance.

Aircraft Recovery Document

Baggage/Cargo Loading Manual

Configuration, Maintenance and Procedures for Extended Range Operation

Corrosion Prevention Manual

Engine Handling Document

ETOPS Guide Vol. I

ETOPS Guide Vol. II

Facilities and Equipment Planning Document

Fault Isolation Manual

Illustrated Tool and Equipment List/Manual

Maintenance Inspection Intervals Report

Maintenance Manual

Maintenance Planning Data Document

Maintenance Task Cards and Index

Non-Destructive Test Manual

Overhaul and Component Maintenance Manual

Power Plant Buildup Manual

Special Tool and Ground Handling Equipment Drawings and Index

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Structural Repair Manual

Systems Schematics Manual

Wiring Diagram Manual

4.3 Service Bulletin Engineering.

Service Bulletins

Service Bulletins Index

Structural Item Interim Advisory

4.4 Service Engineering.

All Operator Letter

Combined Index

In Service Activity Report

Maintenance Tips

Service Letters

4.5 Data & Services Management.

Illustrated Parts Catalog

4.6 Boeing Product Standards Services.

Standards Books

Supplementary Tooling Documentation

4.7 Supplier Contract Management

Component Maintenance/Overhaul Manuals and Index

Ground Support Equipment Data

Supplier Product Support and Assurance Agreements Document (Vol I and Vol II)

Product Support Supplier Directory

Provisioning Information

Publications Index

Service Bulletins

October 31, 2000

2211-01R2

Continental Airlines, Inc.

1600 Smith

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement 2211 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 767-224ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2211-01R1.

Boeing agrees to manufacture and sell to Customer additional Model 767-224ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 767 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and

(iii) Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January, 2005, will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing's then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January, 2005, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 767-224ER aircraft and engines for delivery in the year 2005 and after. When prices and the pricing bases are established for the Model 767-224ER aircraft delivering in the year 2005 and after, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By    /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 31, 2000

Continental Airlines, Inc.

By     /s/ Gerald Laderman

Its Senior Vice President - Finance

Attachment

Attachment to

Letter Agreement No. 2211-01R2

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 767-200ER 395,000

Engine Model: CF6-80C2B4F

Airframe Base Price: [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE

Optional Features: COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

Sub-Total of Airframe

And Features:

Engine Price (Per Aircraft):

Aircraft Basic Price

(Excluding BFE/SPE):

Buyer Furnished Equipment

(BFE) Estimate:

Seller Purchased Equipment

(SPE) Estimate:

Non-Refundable Deposit per

Aircraft at Definitive Agreement:

Detail Specifications: D019T001 (6/6/97)

Price Base Year: Jul-97

Airframe Escalation Data:

Base Year Index (ECI): [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE

Base Year Index (ICI): COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

Engine Escalation Data:

Base Year Index (CPI):

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]